Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	TFLIC Separate Account B
File Nos. 811-06298, CIK 0000874235
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), TFLIC Separate Account B, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the Vanguard Variable Insurance Fund. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 8/30/12, Vanguard Variable Insurance Fund filed its semi annual report with the Commission via Edgar (CIK: 000857490). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Financial Life Insurance Company